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                           SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 5th Day of May, 2001 and is supplemental to the LETTER OF INTENT dated 2001.

AMONG:
                  SEA UNION INDUSTRIES PTE. LTD.
                  RICHARD LAJEUNESSE
                  RITA CHOU
                  PETER CHEN
                  YEO LAI ANN
                  TAN LAM  IM
                  CHOA SO CHIN
                  TAN CHING KHOON
                  TAN SEK TOH
                       (Hereinafter called the "Vendors")

                                OF THE FIRST PART

AND;
         5G WIRELESS COMMUNICATION PTE. INC
         FORMERLY KNOWN AS PETESON INVESTMENT PTE LTD.
         2 Finlayson Green, #09-08, Asian Insurance Building
         Singapore      049247

                       (Hereinafter called the "Company")

                               OF THE SECOND PART

AND:
         5G WIRELESS COMMUNICATIONS INC.
         Suite 234, 2921 N.Tenaya Way
         Las Vegas, Nevada USA

                      (Hereinafter called the "Purchaser)

WHEREAS:

     A. The Purchaser has offered to purchase 75% all of the issued and outstanding shares of the 5G-PTE, being 15 shares, in exchange for 12,000,000 shares of common stock of FGWC as outlined in section 2.1. Such stock will be issued under Rule 144 with the standard restrictive legend and for which the consideration will be as allocated in this document.





                                     Page 2/


     B. The Vendors have each severally agreed to sell 75% of the issued and outstanding shares of the Company to the Purchaser held by each such Vendor on the terms and conditions set forth herein;

     C. In order to record the terms and conditions of the agreement among them the parties wish to enter into this agreement;


     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $1.00 paid by the Purchaser to the Vendor and to the Company, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows

1        INTERPRETATION

     1.1 Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:

     (a) "Business" means the business in which the Company is engaged,  namely:
(i) the establishment of joint venture arrangements to provide wireless telecommunications network services and Voice Over Internet Protocol (VOIP) on an international level; and

     (ii) any other enterprise that is directly related to the foregoing;

     (b) "Closing Date" means the third business day following the receipt by the parties of the approval of all regulatory authorities to this agreement or such other date as may be mutually agreed upon by the parties hereto;

(c) "Company Financial Statements" means those financial statements of the Company as at 31 December, 2000 reviewed and commented upon by the Accountants and attached hereto as Schedule "C";

     (d) "Company Shares" means the 20 common shares in the capital of the Company held by the Vendors, being all of the issued and outstanding shares of the Company;

     (e) "Purchaser Audited Financial Statements" means those audited financial statements of the Purchaser as at 31 December, 2000 attached hereto as Schedule "A";

     (f) "Purchaser Shares" means those 12,000,000 fully paid and non-assessable common shares of the Purchaser to be issued to the Vendors by the Purchaser pursuant to this agreement;



                                     Page 3/


(g0      "Shareholders" means the Vendors; and

(h)      "Transfer Agent" means Holladay Stock Transfer Inc. at its office.
                  2939 North 67 th Place
                  Scottsdale, Arizona USA
                  85251-6015

     1.2 All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.


1.3    The following schedules are attached to and form part of this agreement:
       Schedule A - Purchaser Audited Financial Statements
       Schedule B - Purchaser Interim Financial Statements
       Schedule C - Company Financial Statements
       Schedule D - Employment, Service & Pension Agreements of the Company Schedule E - Real Property & Leases of the Company
       Schedule F - Encumbrances on the Company's Assets
       Schedule G - Company Litigation
       Schedule H - Purchaser Litigation
       Schedule I - Registered Trademarks, Trade Names & Patents of the Company Schedule J - Purchaser's Subsidiaries

2.         SHARE EXCHANGE AND PURCHASE OF SHARES

     2.1 The Vendors each hereby covenant and agree to sell, assign and transfer to the Purchaser, and the Purchaser covenants and agrees to purchase from the Vendor 75% of the Company Shares held by Vendor based on the following terms;

     1. That the Purchaser will issue stock equivalent to the value of the two confirmed contracts to implement wireless services during the term of this agreement based on the purchase of 75% of the company and a third party evaluation. The share value will be based on the original Letter of Intent. See schedule A for two confirmed contracts.

     2. Date of the original Letter of Intent is March 9th, 2001.

     3. The Purchaser agrees to issue shares based on future considerations for the remaining shares up to 12,000,000, subject to an earn out formula, based on the 75% of the company revenue, of 1 share for $0.50 US of gross revenue generated during the two year term.





     5G-Pte to provide audited statements to confirm the gross revenue. The shares will be held in trust with the Vendors solicitors until the purchaser is satisfied with the audited financial statements declaring gross revenue by vendor.


     2.2 As consideration for the sale of the Company Shares, the Purchaser shall allot and issue to the Vendors the Purchaser Shares based upon the above terms.

     2.3 The total number of Purchaser Shares to be allotted to the Vendors shall be 12,000,000 shares.

     2.4 The Purchaser Shares shall be allotted and issued to the Vendors in the following proportions.



         Vendor                             Number of Purchaser Shares:

Sea Union Industries Pte. Ltd.                  Eight Hundred Thousand
Richard Lajeunesse                              Eight Hundred Thousand
Rita Chou                                       Eight hundred Thousand
Peter Chen                                      One Million Six Hundred Thousand
Tan Lam Im                                      One Million Six Hundred Thousand
Yeo Lai Ann                                     One Million Six Hundred Thousand
Tan Chin Khoon                                  One Million Six Hundred Thousand
Choa So Chin                                    One Million Six Hundred Thousand
Tan Sek Toh                                     One Million Six Hundred Thousand



3.         COVENANTS, REPRESENTATIONS AND

WARRANTIES OF THE VENDORS AND THE COMPANY

     The Vendors and the Company jointly and severally covenant with and represent and warrant to the Purchaser as follows, and acknowledge that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the Company Shares:

     3.1 The Company has been duly incorporated and organized, is validly existing and is in good standing under the laws of Singapore; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has or will have on the Closing Date all necessary licenses, permits, authorizations and consents to operate its Business in accordance with the terms of its Business Plan.

     3.2 The authorized capital of the Company consists of 100 shares, of which 20 of such shares have been duly issued and are outstanding as fully paid and non-assessable.

     3.3 The Company Shares owned by the Vendors are owned by him as the beneficial and recorded owner with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever as follows:


         Number of                    Percentage
         Company                      of Issued
         Shares                     Company Shares          Name of Vendor

One (1)                                 5%         Sea Union Industries Pte. Ltd
One (1)                                 5%         Richard Lajeunesse
One (1)                                 5%         Rita Chou
One (1)                                10%         Yeo Lai Ann
One (1)                                10%         Tan Lam Im
Two (2)                                10%         Peter Chen
Two (2)                                10%         Choa So Chin
Two (2)                                10%         Tan Ching Khoon
Two (2)                                10%         Tan Sek Toh
Twenty (15)                            75.0%


     3.4 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendors of any of the Company Shares held by any of them.

     3.5 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Company or of any securities of the Company.

     3.6 The Company does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchaser.

     3.7 The Company will not, without the prior written consent of the Purchaser, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of the Company.

     3.8 The Company is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation, or of any products related to the Business.

     3.9 The books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as at the date hereof, and all material financial transactions of the Company relating to the Business have been accurately recorded in such books and records.

     3.10 The Company Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial conditions of the Company as at the date thereof and there will not be, prior to the Closing Date, any increase in such liabilities.

     3.11 (a) The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Company or of any indenture, instrument or agreement, written or oral, to which the Company or the Principal Vendors may be a party;

     (b) The entering into of this agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Company and the Vendors, result in the violation of any law or regulation of the United States of America or of any states in which they are resident or in which the Business is or at the Closing Date will be carried on or of any municipal bylaw or ordinance to which the Company or the Business may be subject;

     (c) This agreement has been duly authorized, validly executed and delivered by the Company and the Vendor.

     3.12 The Business has been carried on in the ordinary and normal course by the Company since the date of the Company Financial Statements and will be carried on by the Company in the ordinary and normal course after the date hereof and up to the Closing Date.

     3.13 No capital expenditures in excess of $5,000 have been made or authorized by the Company since the date of the Company Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by the Company after the date hereof and up to the Closing Date without the prior written consent of the Purchaser.

     3.14 Except as disclosed in the Schedules hereto, the Company is not a party to any written or oral employment, service or pension agreement, and the Company does not have any employees who cannot be dismissed on not more than one months notice without further liability.


     3.15 Except as disclosed in the Schedules hereto, the Company does not have outstanding any bonds, debentures, mortgages, notes or other indebtedness, and the Company is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness.

     3.16 Except as disclosed in the Schedules hereto, the Company is not the owner, lessee or under any agreement to own or lease any real property.

     3.17 Except as disclosed in the Schedules hereto, the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

     3.18 The Company has its property insured against loss or damage by all insurable hazards or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date; to the best of the knowledge of the Company and the Vendors, the Company is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

     3.19 Except as disclosed herein the Company does not have any outstanding material agreements (including employment agreements) contracts or commitment, whether written or oral, of any nature or kind whatsoever, except:

     (a) agreements, contracts and commitments in the ordinary course of business;

     (b) service contracts on office equipment;

     (c) the employment, services and pension agreements described in the Schedules hereto; and

     (d) the lease described in the Schedules hereto.

     3.20 Except as provided in the Schedules hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Company), pending or threatened against or affecting the Company or affecting the Business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither the Company nor the Vendor are aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

     3.21 The Company is not in material default or breach of any contracts, agreements, written or oral, indentures or other instruments to which it is a party and there exists no state of facts which after notice or lapse of time or both which would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and the Company is entitled to all benefits thereunder.

     3.22 The Company has the right to use all of the registered trade marks, trade names and patents, both domestic and foreign, in relation to the Business as set out in the Schedules hereto.

     3.23 To the best of the knowledge of the Company and the Vendor, the conduct of the Business does not infringe upon the patents, trade marks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.

     3.24 To the best of the knowledge of the Company and the Vendor, the Company is conducting and will conduct the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is or will be carried on, the Company is not in material breach of any such laws, rules or regulations and is or will be on the Closing Date fully licensed, registered or qualified in each jurisdiction in which the Company owns or leases property or carries on or proposes to carry on the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.

     3.25 All facilities and equipment owned or used by the Company in connection with the Business are in good operating condition and are in a state of good repair and maintenance.

     3.26 The Company has no loans outstanding to Directors or Officers as of December 31, 2000 No Loans or indebtedness is outstanding to any other directors, former directors, officers. Vendors and employees of the Company or to any person or corporation not dealing at arm's length with any of the foregoing.

     3.27 The Company has made full disclosure to the Purchaser of all aspects of the Business and has made all of its books and records available to the representatives of the Purchaser in order to assist the Purchaser in the performance of its due diligence searches and no material facts in relation to the Business have been concealed by the Company or the Vendors.

     3-28 There are no material liabilities of the Company of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Company or the Purchaser may become liable on or after the consummation of the transaction contemplated by this agreement, other than liabilities which may be reflected on the Company Financial
Statements, liabilities disclosed or referred to in this agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course or business and attributable to the period since the date of the Company Financial Statements, none of which has been materially adverse to the nature of the Business, results of operations, assets, financial condition or manner of conducting the Business.

     3.29 The Articles, bylaws and other constating documents of the Company in effect with the appropriate corporate authorities as at the date of this agreement will remain in full force and effect without any changes thereto as at the Closing Date.

3.30     The directors and officers of the Company are as follows:

                  Name;                         Position:

         Ee Peng Kee                        President, Secretary and Director
         Choa So Chin                       Director.

     3.31 No claim shall be made by the Purchaser against the Company or the Vendors as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to the Purchaser exceeds $5,000.

4.   COVENANTS. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser covenants with and represents and warrants to the Vendors and the Company as follows and acknowledges that the Vendors are relying upon such covenants, representations and warranties in entering into this agreement:

     4.1 The Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada and is in good standing with respect to all filings required to be made by the Nevada Secretary of State; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

     4.2 The authorized capital of the Purchaser consists of 50,000,000 common shares of which 12,950,490 common shares are currently issued and outstanding as fully paid and non-assessable.

     4.3 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Purchaser or of any securities of the Purchaser except as follows:

Purchase or
Name.                    Nature of Security.      Exercise Price.   Expiry Date

See Schedule L


     4.4 The Purchaser will not, without the prior written consent of the Vendors, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of the Purchaser, except upon the exercise of presently outstanding convertible securities, rights, options or warrants, and except for any shares to be issued pursuant to Article 6.

4.5      The directors and officers of the Purchaser are as follows:

         Name                               Position

         Don Boudewyn               President & Director
         Allan Schwabe              Secretary & Director


     4.6 The Purchaser Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Purchaser as at the respective dates thereof and there will not be, prior to the Closing Date, any increase in such liabilities.

     4.7 There have been no material adverse changes in the financial position or condition of the Purchaser or damage, loss or destruction materially affecting the business or property of the Purchaser since the date of the Purchaser Audited Financial Statements.

     4.8 The Purchaser has made full disclosure to the Company of all material aspects of the Purchaser's business and has made all of its books and records available to the representatives of the Company in order to assist the Company in the performance of its due diligence searches and no material facts in relation to the Purchaser's business have been concealed by the Purchaser.

     4.9 The Purchaser is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

     4.10 Except as disclosed in the Schedules attached hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Purchaser), pending or threatened against or affecting the Purchaser or affecting the Purchaser's business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and the Purchaser is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

     4.11 The Purchaser's common shares are quoted on the NASD Over-the-Counter Bulletin Board and the Purchaser is not in breach of any regulation, by-law or policy of, or any of the terms and conditions of its quotation on, the Bulletin Board applicable to the Purchaser or its operations.

     4.12 The Purchaser currently has 2 employees and is not party to any collective agreements with any labour unions or other association of employees,

     4.13 The Purchaser does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Company.

     4.14 The business of the Purchaser now and until the Closing Date will be carried on in the ordinary and normal course after the date hereof and upon to the Closing Date and no material transactions shall be entered into until the Closing Date without the prior written consent of the Vendors.

     4.15 The Purchaser has been assessed for federal and state income taxes for all years to and including the fiscal year of the Purchaser ended 31 December, 2000 and all taxes have been paid.

     4.16 No liability, cost or expense will be incurred or payable by the Purchaser in connection with the disposition of any of its properties.

     4.17 All capital expenditures will be approved by the purchaser after the purchase date.

     4.18 The Purchaser is not indebted to any of its directors or officers nor are any of the Purchaser's directors or officers indebted to the Purchaser.

     4.19 The Purchaser has good and marketable title to its properties and assets as set out in the Purchaser Audited Financial Statements and Purchaser Interim Financial Statements and such properties and assets are not subject to any mortgages, pledges, liens, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

     4.20 The Articles, Memorandum and any other constating documents of the Purchaser in effect with the appropriate corporate authorities as at the date of this agreement will not have been materially changed as at the Closing Date.

     4.21 There are no material liabilities of the Purchaser of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Purchaser or the Company may become liable on or after the consummation of the transaction contemplated by this agreement, other than liabilities which may be reflected on the Purchaser Audited Financial Statements or Purchaser Interim Financial Statements, liabilities disclosed or referred to in this agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course or business and attributable to the period since the date of the Purchaser Audited Financial Statements or Purchaser Interim Financial Statements, none of which has been materially adverse to the nature of the Purchaser's business, results of operations, assets, financial condition or manner of conducting the Purchaser's business.


     4.22 (a) The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Purchaser or of any indenture, instrument or agreement, written or oral, to which the Purchaser may be a party;

     (b) The entering into of this agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Purchaser, result in the violation of any law or regulation of Canada or of British Columbia or of any municipal bylaw or ordinance to which the Purchaser or the Purchaser's business may be subject;

     (c) This agreement has been duly authorized, validly executed and delivered by the Purchaser.

     4.23  The  Purchaser  has  no  contracts  with  any  officers,   directors,
accountants, lawyers or others which cannot be terminated with not more than one month's notice.

     4.24 No claims shall be made by the Company or the Vendors against the Purchaser as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to the Company or the Vendors exceeds $5,000.



5.         CONDITIONS OF CLOSING


     5.1 All obligations of the Purchaser under this agreement are subject to the fulfillment, at or prior to the Closing Date, of the following conditions:

     (a) The respective representations and warranties of the Vendors and the Company contained in this agreement or in any Schedule hereto or certificate or other document delivered to the Purchaser pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this agreement or any such Schedule or certificate is given, and the Purchaser shall have received on the Closing Date certificates dated as of the Closing Date, in forms satisfactory to counsel for the Purchaser and signed under seal by the respective Vendors and by two senior officers of the Company to the effect that their respective representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transaction herein provided for shall not be a waiver of the respective representations and warranties contained in Article 3 or in any Schedule hereto or in any certificate or document given pursuant to this agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Purchaser;

     (b) the Company shall have caused to be delivered to the Purchaser either a certificate of an officer of the Company or, at the Purchaser's election, an opinion of legal counsel acceptable to the Purchaser's legal counsel, in either case, in form and substance satisfactory to the Purchaser, dated as of the Closing Date, to the effect that:

     (c) the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever and howsoever arising;

     (d) the Company has been duly incorporated organized and is validly existing under the laws of the Republic of Singapore , it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to filings with the appropriate governmental authorities;


     (e) the issued and authorized capital of the Company is as set out in this agreement and all of the issued and outstanding shares have been validly issued as fully paid and non-assessable;

     (f)  all  necessary   approvals  and  all  necessary  steps  and  corporate
proceedings have been obtained or taken to permit the Company Shares to be duly and validly transferred to and registered in the name of the Purchaser; and

     (g) the consummation of the purchase and sale contemplated by this agreement, and specifically the transfer of the Company Shares to the Purchaser, will not be in breach of any laws of Nevada or the United States of America and, in particular but without limiting the generality of the foregoing, the execution and delivery of this agreement by the Vendors and the Company has not breached and the consummation of the purchase and sale contemplated hereby will not be in breach of any laws of Nevada or the United States or of any state in which a Vendor is resident or the Company carries on business; and, without limiting the generality of the foregoing, that all corporate proceedings of the Company, its Vendors and directors and all other matters which, in the reasonable opinion of counsel for the Purchaser, are material in connection with the transaction of purchase and sale contemplated by this agreement, have been taken or are otherwise favourable to the completion of such transaction.

     (h) At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, or financial condition of the Company or the Business (financial or otherwise) from that shown on or reflected in the Company Financial Statements.

     (i) No substantial damage by fire or other hazard to the Business shall have occurred prior to the Closing Date.


     5.2 (i) In the event any of the foregoing conditions contained in paragraph
5.1 hereof are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of the Purchaser, the Purchaser may terminate this agreement by written notice to the Vendors and in such event the Purchaser shall be released from all further obligations hereunder but any of such conditions may be waived in writing in whole or in part by the Purchaser without prejudice to its rights of termination in the event of the non-fulfillment of any other conditions or conditions.

     (ii) In the event of default during the term, the Purchaser may terminate this agreement by written notice to the Vendors and in such event the Purchaser shall be released from all further obligations hereunder but any of such conditions may be waived in writing in whole or in part by the Purchaser without prejudice to its rights of termination in the event of the non-fulfillment of any other conditions or conditions.

     5.3 All obligations of the Vendors under this agreement are subject to the fulfillment, at or prior to the Closing Date, of the following conditions:

     (a) The representations and warranties of the Purchaser contained in this agreement or in any Schedule hereto or certificate or other document delivered to the Company and the Vendors pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this agreement or any such Schedule or certificate is given, and the Vendors shall have received on the Closing Date a certificate dated as of the Closing Date, in form satisfactory to the Vendors and signed under seal by two senior officers of the Purchaser, to the effect that such representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificate and the closing of the transaction herein provided for shall not be a waiver of the representations and warranties contained in Article 4 or in any Schedule hereto or in any certificate or document given pursuant to this agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Vendors,

     (b) The Purchaser shall have caused to be delivered to the Vendors either a certificate of an officer of the Purchaser or, at the Vendor's election, an opinion of legal counsel acceptable to counsel to the Vendors, in either case, in form and substance satisfactory to the Vendors, dated as of the Closing Date, to the effect that:

     (i) the Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to all filings with the appropriate corporate authorities in Nevada;

     (ii) the issued and authorized capital of the Purchaser is as set out in this agreement and all issued shares have been validly issued as fully paid and non-assessable;

     (iii) all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Purchaser Shares to be duly and validly allotted and issued to and registered in the name of the Vendors;

     (iv) the consummation of the purchase and sale contemplated by this agreement, and specifically the issuance and delivery of the Purchaser Shares to the Vendors in consideration of the purchase of the Company Shares, will not be in breach of any laws of Nevada or USA and, in particular but without limiting the generality of the foregoing, the execution and delivery of this agreement by the Purchaser has not breached and the consummation of the purchase and sale contemplated hereby will not be in breach of any securities laws of Nevada or USA;

     (v) the meeting of the board of directors of the Purchaser was properly constituted and the two of the three members of the board of directors of the Purchaser who are nominees of the Company are validly appointed directors; and, without limiting the generality of the foregoing, that all corporate proceedings of the Purchaser, its Vendors and directors and all other matters which, in the reasonable opinion of counsel for the Company, are material in connection with the transaction of purchase and sale contemplated by this agreement, have been taken or are otherwise favourable to the completion of such transaction.

     (c) At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, financial condition or business (financial or otherwise) of the Purchaser from that shown on or reflected in the Purchaser Audited Financial Statements and the Purchaser Interim Financial Statements.

     5.4 In the event that any of the conditions contained in paragraph 5.3 hereof shall not be fulfilled or performed by the Purchaser at or before the Closing Date to the reasonable satisfaction of the Vendors then the Vendors shall have all the rights and privileges granted to the Purchaser under paragraph 5.2, mutatis mutandis.

6.        CLOSING ARRANGEMENTS

     6.1 The closing shall take place on the Closing Date at the offices the Purchaser.

     6.2 On the Closing Date,  upon  fulfilment of all the conditions set out in
Article 5 which have not been waived in writing by the Purchaser or by the Vendors, as the case may be, then:

     (a) the Vendors shall deliver to the Purchaser:

     (i) certificates representing all the Company Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official) with all eligible security transfer taxes paid; and

     (ii) the certificates and officer's certificate or opinion referred to in paragraph 5.1.

     (b) the Vendors and the Company shall cause the transfers of the Company Shares into the name of the Purchaser, or its nominee, to be duly and regularly recorded in the books and records of the Company;

     (c) the Purchaser shall deliver to the Vendors:

     (i) share certificates representing the Purchaser Shares duly endorsed with legends, acceptable to the Purchaser's counsel, respecting restrictions on transfer as required by or necessary under the applicable securities legislation of the United States; and

     (ii) the certificates and officer's certificate or opinion referred to in paragraph 5.3.

7.        SECURITIES REGULATORY APPROVAL

     7.1 The terms of this agreement are subject to the approval of all securities regulatory authorities having jurisdiction.

     7.2 In the event that the any regulatory authority having jurisdiction shall prevent the closing of the purchase and sale of the Company Shares and the consummation of the transactions contemplated in this agreement, neither the Purchaser nor its directors, officers, legal counsel, servants or agents shall in any way be liable to any of the Vendors or the Company in respect of any damages or losses suffered by them as a result of such failure to give their approval provided that the Purchaser has, with all due diligence and in good faith, used its best efforts to obtain the approval of such regulatory authorities.

8.        GENERAL PROVISIONS

8.1       Time shall be of the essence of this agreement.

     8.2 This agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Company Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this agreement.

     8.3 This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Purchaser may not assign this agreement without the consent of the Company which consent may be unreasonably withheld.

     8.4 Any notice to be given under this agreement shall be duly and properly given if made in writing and by delivering or telecopying the same to the addressee at the address as set out on page one of this agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

     8.5 This agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

     8.6 This agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the Courts of Nevada.




     IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED

BY  TAN CHIN KHOON
In the presence of;
______________________________

Signature.  /S/ Tan Chin Khoon

Name        Tan Chin Khoon

Address   38 Greenbank Park 589399








THE COMMON SEAL OF                                   )
 SEA UNION INDUSTRIES PTE. LTD..    )
                                                              )
Was hereunto affixed in the presence of:             )               c/s
                                                              )
________________________________            )
                                                              )
                                                              )
________________________________            )
                                                              )

BY  LOW THIM FOOK
In the presence of;

Signature.   /S/Low Thim Fook



Name          Low Thim Fook_

Address


BY  PETER CHEN
In the presence of;

Signature   /S/ Peter Chen



Name        Peter Chen

Address   22 Yio Chu Kang Rd # 03-03 S 545535



BY TAN ENG HIN
In the presence of;

Signature   /S/ Tan Eng hin

              ________________________________

Name          _______________________________

Address   ________________________________

BY CHOA SO CHIN
In the presence of;

Signature   /S/ Choa So Chin
              _______________________________

Name       Choa So Chin

Address   ________________________________


BY EE PENG KEE
In the presence of;

Signature  /S/ EE Peng Kee

              ________________________________

Name       EE Peng Kee

Address   _________________________________


BY TAN SEK TOH
In the presence of,

Signature  /S/ Tan Sek Toh

              ________________________________

Name        Tan Sek Toh

Address     _________________________________





THE COMMON SEAL  OF  5G WIRELESS    )
COMMUNICATION PTE. INC.                     )
Was hereunto affixed in the presence of:             )                 c/s
                                                              )
________________________________            )
                                                              )
                                                              )
________________________________            )




THE COMMON SEAL OF  5G WIRELESS     )
COMMUNICATIONS INC.                         )
Was hereby affixed in the presence of                )
                                                              )
 ______________________________             )                          c/s
                                                              )
                                                              )
______________________________              )












                                   SCHEDULE A

              To that share purchase agreement dated as of , 2001.


                     PURCHASER AUDITED FINANCIAL STATEMENTS.













                                  SCHEDULE B

               To that Share Purchase Agreement dated as of , 2001

                     PURCHASER INTERIM FINANCIAL STATEMENTS.








                                  SCHEDULE C

              To that Share Purchase Agreement dated as of , 2001.

                          COMPANY FINANCIAL STATEMENTS.




















                                  SCHEDULE D

                To that Share Purchase Agreement dated as of 2001


            EMPLOYMENT, SERVICE & PENSION AGREEMENTS OF THE COMPANY.


















                                  SCHEDULE E

              To that Share Purchase Agreement dated as of , 2001.

                     REAL PROPERTY & LEASES OF THE COMPANY.












                                  SCHEDULE F

               To that Share Purchase Agreement dated as of 2001.


                      ENCUMBRANCES ON THE COMPANYS ASSETS.















                                   SCHEDULE G

               To that Share Purchase Agreement dated as of , 2001



                               COMPANY LITIGATION.



















                                   SCHEDULE H

               To that Share Purchase Agreement dated as of , 2001


                              PURCHASER LITIGATION.






















                                   SCHEDULE I

               To that share Purchase Agreement dated as of , 2001

                  REGISTERED TRADEMARKS, TRADE NAMES & PATENTS
                                 OF THE COMPANY.





















                                   SCHEDULE J

               To that Share Purchase Agreement dated as of , 2001

                            FORM OF ESCROW AGREEMENT.